Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

June 30, 2014

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2014

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)

	June 30, 2014	December 31, 2013
	(Unaudited)
Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$29,317,572	$26,610,447
Held for investment, at amortized cost	76,342	76,255
Equity securities, available for sale, at fair value	7,762	7,778
Mortgage loans on real estate	2,543,810	2,581,082
Derivative instruments	905,688	856,050
Other investments	221,459	215,042
Total investments	33,072,633	30,346,654

Cash and cash equivalents	1,464,533	897,529
Coinsurance deposits	3,085,340	2,999,618
Accrued investment income	304,041	301,641
Deferred policy acquisition costs	2,040,084	2,426,652
Deferred sales inducements	1,578,621	1,875,880
Deferred income taxes	73,564	301,856
Income taxes recoverable	26,934	—
Other assets	357,946	471,669
Total assets	$42,003,696	$39,621,499

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$37,876,044	$35,789,655
Other policy funds and contract claims	391,979	418,033
Notes payable	474,361	549,958
Subordinated debentures	246,145	246,050
Income taxes payable	—	10,153
Other liabilities	1,101,357	1,222,963
Total liabilities	40,089,886	38,236,812

Stockholders' equity:
Common stock	74,089	70,535
Additional paid-in capital	538,472	550,400
Unallocated common stock held by ESOP	—	(631)
Accumulated other comprehensive income	556,071	46,196
Retained earnings	745,178	718,187
Total stockholders' equity	1,913,810	1,384,687
Total liabilities and stockholders' equity	$42,003,696	$39,621,499

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2014

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Revenues:
Premiums and other considerations (a)	$9,123	$11,551	$16,454	$24,635
Annuity product charges	29,247	23,511	54,519	44,992
Net investment income	370,882	336,143	740,887	665,833
Change in fair value of derivatives	270,883	64,040	319,376	438,002
Net realized gains (losses) on investments, excluding other than temporary impairment ("OTTI") losses	(2,230)	15,689	(2,944)	26,274
OTTI losses on investments:
Total OTTI losses	—	(2,775)	—	(4,964)
Portion of OTTI losses recognized from other comprehensive income	(594)	—	(1,499)	(1,048)
Net OTTI losses recognized in operations	(594)	(2,775)	(1,499)	(6,012)
Loss on extinguishment of debt	(6,574)	(589)	(10,551)	(589)
Total revenues	670,737	447,570	1,116,242	1,193,135

Benefits and expenses:
Insurance policy benefits and change in future policy benefits (a)	10,987	13,768	21,082	28,528
Interest sensitive and index product benefits (a)	367,774	333,001	684,966	556,171
Amortization of deferred sales inducements	55,349	120,536	56,015	149,367
Change in fair value of embedded derivatives	80,935	(408,409)	173,554	(45,137)
Interest expense on notes payable	9,121	6,780	19,385	14,028
Interest expense on subordinated debentures	3,024	3,018	6,032	6,027
Amortization of deferred policy acquisition costs	67,084	169,270	74,278	215,500
Other operating costs and expenses	20,887	24,851	39,972	44,371
Total benefits and expenses	615,161	262,815	1,075,284	968,855
Income before income taxes	55,576	184,755	40,958	224,280
Income tax expense	18,832	64,642	13,967	78,136
Net income	$36,744	$120,113	$26,991	$146,144

Earnings per common share	$0.49	$1.87	$0.37	$2.29
Earnings per common share - assuming dilution	$0.46	$1.71	$0.34	$2.09
Weighted average common shares outstanding (in thousands):
Earnings per common share	74,461	64,254	73,495	63,787
Earnings per common share - assuming dilution	79,518	70,382	79,583	69,882

(a)
We made an immaterial correction in the presentation of premiums, insurance policy benefits and change in future policy benefits and interest sensitive and index product benefits related to life contingent immediate annuities. We have revised the 2013 consolidated statement of operations above to be consistent with the 2014 presentation. These changes had no impact on our consolidated balance sheets, net income or stockholders' equity.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2014

Quarterly Summary - Most Recent 5 Quarters (Unaudited)

	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013
	(Dollars in thousands, except per share data)
Revenues:
Traditional life insurance premiums	$2,854	$2,804	$2,452	$2,493	$2,913
Life contingent immediate annuity considerations	6,269	4,527	8,386	7,381	8,638
Surrender charges (a)	12,942	12,423	15,239	11,160	11,292
Lifetime income benefit rider fees	16,305	12,849	16,909	15,291	12,219
Net investment income	370,882	370,005	363,947	354,147	336,143
Change in fair value of derivatives	270,883	48,493	444,985	193,028	64,040
Net realized gains (losses) on investments, excluding OTTI	(2,230)	(714)	16,364	(2,077)	15,689
Net OTTI losses recognized in operations	(594)	(905)	—	(222)	(2,775)
Loss on extinguishment of debt	(6,574)	(3,977)	(30,988)	(938)	(589)
Total revenues	670,737	445,505	837,294	580,263	447,570

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	1,758	2,261	1,452	1,647	2,106
Life contingent immediate annuity benefits and change in future policy benefits	9,229	7,834	11,827	9,617	11,662
Interest sensitive and index product benefits (b)	367,774	317,192	390,956	325,740	333,001
Amortization of deferred sales inducements (c)	55,349	666	69,121	34,625	120,536
Change in fair value of embedded derivatives (d)	80,935	92,619	142,881	36,224	(408,409)
Interest expense on notes payable	9,121	10,264	11,885	12,957	6,780
Interest expense on subordinated debentures	3,024	3,008	3,027	3,034	3,018
Amortization of deferred policy acquisition costs (c)	67,084	7,194	99,934	50,034	169,270
Other operating costs and expenses (e)(f)(g)	20,887	19,085	26,886	20,658	24,851
Total benefits and expenses	615,161	460,123	757,969	494,536	262,815
Income (loss) before income taxes	55,576	(14,618)	79,325	85,727	184,755
Income tax expense (benefit)	18,832	(4,865)	28,367	29,546	64,642
Net income (loss) (a)(b)(c)(d)(e)(f)(g)	$36,744	$(9,753)	$50,958	$56,181	$120,113

Earnings (loss) per common share	$0.49	$(0.13)	$0.73	$0.86	$1.87
Earnings (loss) per common share - assuming dilution (a)(b)(c)(d)(e)(f)(g)	$0.46	$(0.13)	$0.64	$0.75	$1.71
Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	74,461	72,519	69,416	65,129	64,254
Earnings (loss) per common share - assuming dilution	79,518	79,616	79,041	74,560	70,382

(a)
Q4 2013 includes a benefit of $4.7 million from surrender charges deducted from California policyholders surrendering their policies as a condition of receiving certain benefits in a national class action lawsuit settlement, which after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes, increased net income and earnings per common share - assuming dilution by $1.9 million and $0.02 per share, respectively.

(b)
Q3 2013 includes a benefit from the revision of assumptions used in determining reserves held for living income benefit riders consistent with unlocking for deferred policy acquisition costs and deferred sales inducements. The impact decreased interest sensitive and index product benefits by $1.8 million and increased net income and earnings per common share - assuming dilution by $1.1 million and $0.01 per share, respectively.

(c)
Q3 2013 includes benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $11.1 million and $18.5 million, respectively, and increased net income and earnings per common share- assuming dilution by $19.1 million and $0.26 per share, respectively.

(d)
Q2 2014 includes a benefit of $62.6 million from the revision of assumptions used in determining fixed index annuity embedded derivatives, which after related adjustments to deferred sales inducements and deferred policy acquisition costs and income taxes, increased net income and earnings per common share - assuming dilution by $14.8 million and $0.19 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2014

(e)
Q1 2014 includes a net benefit of $2.2 million from recognizing a decrease in an estimated class action litigation reserve based upon developments in the claim process for settlement of the class action and third party costs incurred during the quarter associated with administration of the settlement, which after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes, decreased net loss and loss per common share - assuming dilution by $0.9 million and $0.01 per share, respectively.

(f)
Q4 2013 includes expense of $4.2 million from recognizing an increase in an estimated class action litigation reserve based upon developments in the claim process for settlement of the class action litigation and third party costs incurred during the quarter associated with administration of the settlement, which after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes, decreased net income and earnings per common share - assuming dilution by $1.9 million and $0.02 per share, respectively.

(g)
Q2 2013 includes expense of $8.5 million related to assessments received and future estimates of assessments from state guaranty fund associations related to the insolvency of Executive Life Insurance Company of New York, which after income taxes decreased net income and earnings per common share - assuming dilution by $5.5 million and $0.08 per share, respectively.

Q2 2013 includes a benefit of $3.2 million related to the final settlement of a litigation liability established in 2010, which after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes increased net income and earnings per common share - assuming dilution by $2.0 million and $0.03 per share, respectively.
NON-GAAP FINANCIAL MEASURES
In addition to net income, we have consistently utilized operating income and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations, fair value changes in derivatives and embedded derivatives, loss on extinguishment of debt and changes in litigation reserves. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends. We believe the combined presentation and evaluation of operating income together with net income provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income to Operating Income (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
	(Dollars in thousands, except per share data)
Net income	$36,744	$120,113	$26,991	$146,144
Adjustments to arrive at operating income: (a)
Net realized investment (gains) losses, including OTTI	1,361	(3,574)	1,925	(6,378)
Change in fair value of derivatives and embedded derivatives - index annuities	(4,115)	(81,351)	39,593	(70,378)
Change in fair value of derivatives and embedded derivatives - debt	(1,053)	(3,302)	456	(4,038)
Litigation reserve	—	(1,969)	(916)	(1,969)
Extinguishment of debt	5,518	345	7,912	345
Operating income (a non-GAAP financial measure)	$38,455	$30,262	$75,961	$63,726

Per common share - assuming dilution:
Net income	$0.46	$1.71	$0.34	$2.09
Adjustments to arrive at operating income:
Net realized investment (gains) losses, including OTTI	0.01	(0.05)	0.02	(0.09)
Change in fair value of derivatives and embedded derivatives - index annuities	(0.05)	(1.15)	0.50	(1.00)
Change in fair value of derivatives and embedded derivatives - debt	(0.01)	(0.05)	—	(0.06)
Litigation reserve	—	(0.03)	(0.01)	(0.03)
Extinguishment of debt	0.07	—	0.10	—
Operating income (a non-GAAP financial measure)	$0.48	$0.43	$0.95	$0.91

(a)
Adjustments to net income to arrive at operating income are presented net of income taxes and where applicable, are net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC).

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2014

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Operating Income (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
	(Dollars in thousands)
Net realized investment gains and losses, including OTTI:
Net realized (gains) losses on investments, including OTTI	$2,824	$(12,914)	$4,443	$(20,262)
Amortization of DAC and DSI	(719)	7,265	(1,465)	10,358
Income taxes	(744)	2,075	(1,053)	3,526
	$1,361	$(3,574)	$1,925	$(6,378)
Change in fair value of derivatives and embedded derivatives:
Index annuities	$(16,176)	$(311,590)	$151,305	$(274,700)
2015 notes, note hedge and warrants	(4,231)	—	(4,231)	—
Interest rate caps and swap	2,431	(5,642)	5,010	(6,852)
Amortization of DAC and DSI	12,710	186,732	(89,093)	166,492
Income taxes	98	45,847	(22,942)	40,644
	$(5,168)	$(84,653)	$40,049	$(74,416)
Litigation reserve:
Change in litigation reserve recorded in other operating costs	$—	$(3,212)	$(2,212)	$(3,212)
Amortization of DAC and DSI	—	156	795	156
Income taxes	—	1,087	501	1,087
	$—	$(1,969)	$(916)	$(1,969)
Extinguishment of debt:
Loss on extinguishment of debt	$6,574	$589	$10,551	$589
Income taxes	(1,056)	(244)	(2,639)	(244)
	$5,518	$345	$7,912	$345

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2014

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters (Unaudited)
Reconciliation from Net Income (Loss) to Operating Income

	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013
	(Dollars in thousands, except per share data)
Net income (loss)	$36,744	$(9,753)	$50,958	$56,181	$120,113
Adjustments to arrive at operating income:
Net realized investment (gains) losses, including OTTI (a)	1,361	564	(6,214)	890	(3,574)
Change in fair value of derivatives and embedded derivatives - index annuities (a)	(4,115)	43,708	(23,419)	(4,907)	(81,351)
Change in fair value of derivatives and embedded derivatives - debt (a)	(1,053)	1,509	(4,290)	7,136	(3,302)
Litigation reserve (a)	—	(916)	1,988	—	(1,969)
Extinguishment of debt (a)	5,518	2,394	20,823	548	345
Operating income (a non-GAAP financial measure) (b)(c)(d)(e)	$38,455	$37,506	$39,846	$59,848	$30,262

Operating income per common share - assuming dilution (b)(c)(d)(e)	$0.48	$0.47	$0.50	$0.80	$0.43

(a)
Adjustments to net income (loss) to arrive at operating income are presented net of income taxes and where applicable, are net of related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

(b)
Q4 2013 includes a benefit of $4.7 million from surrender charges deducted from California policyholders surrendering their policies as a condition of receiving certain benefits in a national class action lawsuit settlement, which after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes, increased operating income and operating income per common share - assuming dilution by $2.0 million and $0.02 per share, respectively.

(c)
Q3 2013 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $12.6 million and $20.4 million, respectively, and increased operating income and operating income per common share- assuming dilution by $21.3 million and $0.29 per share, respectively.

(d)
Q3 2013 includes a benefit from the revision of assumptions used in determining reserves held for living income benefit riders consistent with unlocking for deferred policy acquisition costs and deferred sales inducements. The impact decreased interest sensitive and index product benefits by $1.8 million and increased operating income and operating income per common share - assuming dilution by $1.1 million and $0.01 per share, respectively.

(e)
Q2 2013 includes expense of $8.5 million related to assessments received and future estimates of assessments from state guaranty fund associations related to the insolvency of Executive Life Insurance Company of New York, which after income taxes decreased operating income and operating income per common share - assuming dilution by $5.5 million and $0.08 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2014

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Operating Income (Unaudited)

	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013
	(Dollars in thousands)
Net realized (gains) losses on investments	$2,230	$714	$(16,364)	$2,077	$(15,689)
Net OTTI losses recognized in operations	594	905	—	222	2,775
Change in fair value of derivatives	(95,852)	57,039	(209,083)	25,448	91,374
Loss on extinguishment of debt	6,574	3,977	30,988	938	589
Increase (decrease) in total revenues	(86,454)	62,635	(194,459)	28,685	79,049

Amortization of deferred sales inducements	(10,749)	43,435	(27,797)	(6,765)	(82,583)
Change in fair value of embedded derivatives	(77,876)	(113,021)	(104,953)	39,526	408,606
Amortization of deferred policy acquisition costs	(1,242)	58,319	(38,189)	(9,849)	(111,570)
Other operating costs and expenses	—	2,212	(4,248)	—	3,212
Increase (decrease) in total benefits and expenses	(89,867)	(9,055)	(175,187)	22,912	217,665
Increase (decrease) in income (loss) before income taxes	3,413	71,690	(19,272)	5,773	(138,616)
Increase (decrease) in income tax expense	1,702	24,431	(8,160)	2,106	(48,765)
Increase (decrease) in net income (loss)	$1,711	$47,259	$(11,112)	$3,667	$(89,851)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2014

Capitalization/Book Value per Share

	June 30, 2014	December 31, 2013
	(Dollars in thousands, except per share data)
Capitalization:
Notes payable:
September 2015 Notes	$43,083	$85,328
December 2029 Notes	31,278	64,630
July 2021 Notes	400,000	400,000
Subordinated debentures payable to subsidiary trusts	246,145	246,050
Total debt	720,506	796,008
Total stockholders’ equity	1,913,810	1,384,687
Total capitalization	2,634,316	2,180,695
Accumulated other comprehensive income (AOCI)	(556,071)	(46,196)
Total capitalization excluding AOCI (a)	$2,078,245	$2,134,499

Total stockholders’ equity	$1,913,810	$1,384,687
Accumulated other comprehensive income	(556,071)	(46,196)
Total stockholders’ equity excluding AOCI (a)	$1,357,739	$1,338,491

Common shares outstanding (b)	74,631,863	71,369,474

Book Value per Share: (c)
Book value per share including AOCI	$25.64	$19.40
Book value per share excluding AOCI (a)	$18.19	$18.75

Debt-to-Capital Ratios: (d)
Senior debt / Total capitalization	22.8%	25.8%
Adjusted debt / Total capitalization	22.8%	25.8%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCI, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.

(b)
Common shares outstanding include shares held by the NMO Deferred Compensation Trust: 2014 - 543,120 shares; 2013 - 892,688 shares and excludes unallocated shares held by the ESOP: 2014 - 0 shares; 2013 - 58,618 shares.

(c)
Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.

(d)
Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes notes payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2014

Spread Results

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Average yield on invested assets	4.83%	4.94%	4.89%	4.98%
Aggregate cost of money	2.13%	2.24%	2.15%	2.28%
Aggregate investment spread	2.70%	2.70%	2.74%	2.70%

Impact of:
Investment yield - additional prepayment income	0.01%	0.05%	0.03%	0.06%
Cost of money effect of (under) over hedging	0.03%	0.06%	0.01%	0.04%

Weighted average investments (in thousands)	$30,779,699	$27,253,801	$30,391,178	$26,818,283
Weighted average investments include fixed maturity securities at amortized cost and equity securities at cost. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Summary of Cost of Money for Deferred Annuities

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
	(Dollars in thousands)
Included in interest sensitive and index product benefits:
Index credits	$277,464	$241,801	$507,842	$377,142
Interest credited	69,432	75,852	139,259	150,268
Included in change in fair value of derivatives:
Proceeds received at option expiration	(278,771)	(244,758)	(506,729)	(379,983)
Pro rata amortization of option cost	106,245	89,542	208,269	178,397
Cost of money for deferred annuities	$174,370	$162,437	$348,641	$325,824

Weighted average liability balance outstanding (in thousands)	$32,812,886	$28,994,148	$32,370,712	$28,527,112
Annuity Account Balance Rollforward

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
	(Dollars in thousands)
Account balances at beginning of period	$32,321,232	$28,450,478	$31,535,846	$27,669,672
Net deposits	1,002,911	1,074,184	1,868,316	1,946,513
Premium and interest bonuses	83,270	91,033	155,957	164,931
Fixed interest credited and index credits	346,896	317,653	647,101	527,410
Surrender charges	(12,942)	(11,292)	(25,365)	(22,794)
Lifetime income benefit rider fees	(16,305)	(12,219)	(29,154)	(22,198)
Surrenders, withdrawals, deaths, etc.	(420,522)	(372,019)	(848,161)	(725,716)
Account balances at end of period	$33,304,540	$29,537,818	$33,304,540	$29,537,818

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2014

Annuity Deposits by Product Type

	Three Months Ended June 30,		Six Months Ended June 30,		Year Ended December 31,
Product Type	2014	2013	2014	2013	2013
	(Dollars in thousands)
Fixed Index Annuities:
Index Strategies	$781,238	$764,437	$1,423,504	$1,369,078	$2,861,977
Fixed Strategy	214,615	285,416	418,153	528,545	1,020,447
	995,853	1,049,853	1,841,657	1,897,623	3,882,424
Fixed Rate Annuities:
Single-Year Rate Guaranteed	17,160	20,404	32,400	40,314	71,944
Multi-Year Rate Guaranteed	22,063	48,291	76,650	95,547	205,978
Single premium immediate annuities	7,140	16,824	12,426	31,804	52,142
	46,363	85,519	121,476	167,665	330,064
Total before coinsurance ceded	1,042,216	1,135,372	1,963,133	2,065,288	4,212,488
Coinsurance ceded	32,165	44,572	82,391	87,179	182,616
Net after coinsurance ceded	$1,010,051	$1,090,800	$1,880,742	$1,978,109	$4,029,872
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of coinsurance) Account Values at June 30, 2014:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Fixed Index Annuities	14.1	9.8	15.5%	$31,332,363	94.1%
Single-Year Fixed Rate Guaranteed Annuities	11.1	4.2	8.0%	1,430,751	4.3%
Multi-Year Fixed Rate Guaranteed Annuities (a)	6.2	1.6	4.3%	541,426	1.6%
Total	13.9	9.4	15.0%	$33,304,540	100.0%

(a)	37% of Net Account Value is no longer in multi-year guarantee period and can be adjusted annually.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2014

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$660,353	$984,720
0.0% < 2.0%	29,431	304,566
2.0% < 3.0%	43,735	81,231
3.0% < 4.0%	28,719	395,529
4.0% < 5.0%	113,285	246,878
5.0% < 6.0%	70,305	563,324
6.0% < 7.0%	175,198	213,928
7.0% < 8.0%	143,325	629,294
8.0% < 9.0%	64,681	438,532
9.0% < 10.0%	76,096	519,710
10.0% or greater	567,049	26,954,651
	$1,972,177	$31,332,363

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Dollars in thousands)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of Surrender Charge	$1,645,073	0.00%
2014	216,425	1.84%
2015	523,280	2.89%
2016	765,809	4.35%
2017	928,713	5.74%
2018	832,928	7.88%
2019	601,665	8.81%
2020	917,542	10.52%
2021	1,199,626	12.22%
2022	2,044,302	14.27%
2023	5,055,566	16.03%
2024	4,750,116	17.08%
2025	3,187,935	18.03%
2026	2,751,240	18.36%
2027	2,875,088	18.76%
2028	2,109,792	19.21%
2029	1,957,866	19.75%
2030	925,496	19.98%
2031	16,078	20.00%
	$33,304,540	14.95%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2014

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$779,057	$857,398
› 0.0% - 0.25%	288,241	406,592
› 0.25% - 0.5%	175,399	101,301
› 0.5% - 1.0% (a)	256,478	875,570
› 1.0% - 1.5% (a)	89,493	21,550
› 1.5% - 2.0%	88,756	1,986
› 2.0% - 2.5%	74	—
1.00% ultimate guarantee - 2.48% wtd avg interest rate (b)	81,417	—
1.50% ultimate guarantee - 1.6% wtd avg interest rate (b)	108,457	3,001,784
2.00% ultimate guarantee - 2.56% wtd avg interest rate (b)	104,805	—
2.25% ultimate guarantee - 2.57% wtd avg interest rate (b)	—	1,352,323
3.00% ultimate guarantee - 2.81% wtd avg interest rate (b)	—	2,701,768
Allocated to index strategies (see tables that follow)	—	22,012,091
	$1,972,177	$31,332,363

(a)
$26,960 of Fixed Annuities Account Value have a guarantee of 2.25% for the first 10 years and 3.00% thereafter. They began increasing in 2014. $447,660 of Index Annuities Account Value is in fixed rate strategies that have a guarantee of 2.25% for the first 10 years and 3.00% thereafter. They began increasing in 2014.

(b)	The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy is 1.00%. The ultimate guaranteed rate is applied on less than 100% of the premium.
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of June 30, 2014 for fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.52%.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2014

Annuity Liability Characteristics
FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap	(Dollars in thousands)
At minimum	$923	$11,409	$826,247	$34,124	$260,851
2.5% - 3%	1,078,104	—	—	—	—
3% - 4%	2,638,993	43,639	—	—	—
4% - 5%	19,847	82,548	1,523,598	—	—
5% - 6%	39,624	7,084	3,345,754	—	—
6% - 7%	—	—	2,131,159	—	—
>= 7%	—	11,696	22,617	114,599	60,814

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	25%	35%	50% +
Current Participation Rate	(Dollars in thousands)
At minimum	$346	$335,543	$174,777	$201,525
< 20%	262,242	—	—	—
20% - 40%	362,019	456,182	—	—
40% - 60%	221	163,747	119,857	1,315
>= 60%	2,158	—	—	—

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1% (Dollars in thousands)
Current Cap
At minimum	$15,935
1.45% - 1.8%	4,283,191
2.0% - 2.3%	2,895,872
>= 2.3%	470,752

If all caps and participation rates were reduced to minimum caps and participation rates, the cost of options would decrease by 0.63% based upon prices of options for the week ended July 22, 2014.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2014

Summary of Invested Assets

	June 30, 2014		December 31, 2013
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Fixed maturity securities:
United States Government full faith and credit	$38,483	0.1%	$42,925	0.2%
United States Government sponsored agencies	1,185,341	3.6%	1,194,289	3.9%
United States municipalities, states and territories	3,506,198	10.6%	3,306,743	10.9%
Foreign government obligations	192,963	0.6%	91,557	0.3%
Corporate securities	19,263,717	58.3%	17,309,292	57.1%
Residential mortgage backed securities	1,870,565	5.7%	1,971,960	6.5%
Commercial mortgage backed securities	2,296,096	6.9%	1,735,460	5.7%
Other asset backed securities	1,040,551	3.1%	1,034,476	3.4%
Total fixed maturity securities	29,393,914	88.9%	26,686,702	88.0%
Equity securities	7,762	—%	7,778	—%
Mortgage loans on real estate	2,543,810	7.7%	2,581,082	8.5%
Derivative instruments	905,688	2.7%	856,050	2.8%
Other investments	221,459	0.7%	215,042	0.7%
	$33,072,633	100.0%	$30,346,654	100.0%
Credit Quality of Fixed Maturity Securities - June 30, 2014

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
	(Dollars in thousands)			(Dollars in thousands)
1	$18,519,001	63.0%	Aaa/Aa/A	$18,072,679	61.5%
2	10,305,239	35.1%	Baa	10,000,688	34.0%
3	503,121	1.7%	Ba	466,331	1.6%
4	65,857	0.2%	B	100,947	0.3%
5	—	—%	Caa and lower	553,210	1.9%
6	696	—%	In or near default	200,059	0.7%
	$29,393,914	100.0%		$29,393,914	100.0%
Watch List Securities - June 30, 2014

General Description	Amortized Cost	Unrealized Gains (Losses)	Fair Value	Months Below Amortized Cost
	(Dollars in thousands)
Corporate bonds:
Finance	$20,000	$(4,589)	$15,411	34
Industrial	22,350	(3,615)	18,735	20 - 46
Industrial	15,843	1,151	16,994
	$58,193	$(7,053)	$51,140

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2014

Fixed Maturity Securities by Sector

	June 30, 2014		December 31, 2013
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Dollars in thousands)
Available for sale:
United States Government full faith and credit and sponsored agencies	$1,238,377	$1,223,824	$1,358,628	$1,237,214
United States municipalities, states and territories	3,188,026	3,506,198	3,181,032	3,306,743
Foreign government obligations	181,120	192,963	86,112	91,557
Corporate securities:
Consumer discretionary	1,515,954	1,617,144	1,533,993	1,532,694
Consumer staples	1,282,816	1,367,745	1,246,744	1,250,351
Energy	2,139,305	2,292,437	1,992,411	2,011,334
Financials	3,397,244	3,632,307	3,179,964	3,233,930
Health care	1,524,044	1,620,752	1,458,757	1,458,946
Industrials	2,230,067	2,387,576	2,045,490	2,039,544
Information technology	1,154,487	1,210,700	1,163,159	1,145,674
Materials	1,491,820	1,574,833	1,405,603	1,381,880
Telecommunications	515,143	548,050	472,250	473,517
Utilities	2,665,687	2,935,804	2,643,747	2,705,147
Residential mortgage backed securities:
Government agency	683,525	730,075	677,394	679,518
Prime	798,253	845,829	907,881	964,443
Alt-A	265,455	294,661	310,638	327,999
Commercial mortgage backed securities:
Government agency	300,716	310,551	302,063	288,495
Other	1,948,680	1,985,545	1,519,925	1,446,965
Other asset backed securities:
Consumer discretionary	72,441	75,241	86,788	86,633
Energy	8,249	9,431	8,268	8,922
Financials	716,088	713,478	709,900	688,737
Industrials	202,798	217,446	215,873	225,212
Telecommunications	14,836	16,940	14,835	16,714
Utilities	5,814	8,015	6,275	8,258
Redeemable preferred stock - financials	—	27	1	20
	$27,540,945	$29,317,572	$26,527,731	$26,610,447
Held for investment:
Corporate security - financials	$76,342	$66,571	$76,255	$60,840

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2014

Mortgage Loans on Commercial Real Estate

	June 30, 2014		December 31, 2013
	Principal	Percent	Principal	Percent
	(Dollars in thousands)
Geographic distribution
East	$774,014	30.1%	$765,717	29.4%
Middle Atlantic	145,663	5.7%	156,489	6.0%
Mountain	328,284	12.8%	356,246	13.7%
New England	14,700	0.6%	21,324	0.8%
Pacific	303,922	11.8%	317,431	12.2%
South Atlantic	500,612	19.5%	483,852	18.5%
West North Central	338,343	13.1%	351,794	13.5%
West South Central	165,412	6.4%	154,845	5.9%
	$2,570,950	100.0%	$2,607,698	100.0%

Property type distribution
Office	$533,472	20.8%	$590,414	22.6%
Medical office	104,025	4.0%	125,703	4.8%
Retail	729,497	28.4%	711,364	27.3%
Industrial/Warehouse	681,540	26.5%	673,449	25.8%
Hotel	43,784	1.7%	61,574	2.4%
Apartment	340,621	13.2%	291,823	11.2%
Mixed use/other	138,011	5.4%	153,371	5.9%
	$2,570,950	100.0%	$2,607,698	100.0%

	June 30, 2014	December 31, 2013
Credit Exposure - By Payment Activity
Performing	$2,559,419	$2,593,276
In workout	2,213	6,248
Delinquent	—	—
Collateral dependent	9,318	8,174
	2,570,950	2,607,698
Specific loan loss allowance	(17,282)	(16,847)
General loan loss allowance	(9,300)	(9,200)
Deferred prepayment fees	(558)	(569)
	$2,543,810	$2,581,082

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2014

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
John M. Matovina, Chief Executive Officer and President
(515) 457-1813, jmatovina@american-equity.com
Ted M. Johnson, Chief Financial Officer and Treasurer
(515) 457-1980, tjohnson@american-equity.com
Debra J. Richardson, Executive Vice President and Secretary
(515) 273-3551, drichardson@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2014
First Quarter	$26.42	$18.84	$23.62	$0.00
Second Quarter	$25.15	$20.97	$24.60	$0.00

2013
First Quarter	$15.03	$12.33	$14.89	$0.00
Second Quarter	$16.60	$14.03	$15.70	$0.00
Third Quarter	$21.42	$15.64	$21.22	$0.00
Fourth Quarter	$26.46	$20.01	$26.38	$0.18

2012
First Quarter	$13.09	$10.13	$12.77	$0.00
Second Quarter	$12.95	$10.00	$11.01	$0.00
Third Quarter	$12.41	$10.62	$11.63	$0.00
Fourth Quarter	$12.40	$10.56	$12.21	$0.15
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Julie L. LaFollette, Investor Relations, at (515) 273-3602 or by visiting our web site at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2014

Research Analyst Coverage
Steven Schwartz
Raymond James & Associates, Inc.
(312) 612-7686
steven.schwartz@raymondjames.com
Randy Binner
Friedman, Billings, Ramsey & Co., Inc.
(703) 312-1890
rbinner@fbr.com
Mark Hughes
SunTrust Robinson Humphrey
(615) 748-5680
mark_hughes@rhco.com